                                                                    Exhibit 99.1

                        CONSECO 2001-A HOME EQUITY FIXED
                                  Yield Table
                      Bond Class: I-IO Fixed Coupon: 10.840
                         Current Balance: $25,000,000.00

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              45.00 CPR      50.00 CPR      55.00 CPR      60.00 CPR      65.00 CPR      70.00 CPR     75.00 CPR       80.00 CPR
-----       -------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
Price       Yield Duration Yield Duration Yield Duration Yield Duration Yield Duration Yield Duration Yield Duration Yield Duration
-----       ----- -------- ----- -------- ----- -------- ----- -------- ----- -------- ----- -------- ----- -------- ----- --------
15-18+      8.944    0.76  8.944    0.76  8.944    0.76  4.018    0.76 -13.017   0.77 -34.863   0.79 -59.021   0.83 -84.789   0.91
15-19       8.813          8.813          8.813          3.887         -13.147        -34.990        -59.141        -84.899
15-19+      8.682          8.682          8.682          3.756         -13.277        -35.117        -59.261        -85.009
15-20       8.551          8.551          8.551          3.625         -13.407        -35.244        -59.381        -85.118
15-20+      8.420          8.420          8.420          3.494         -13.537        -35.370        -59.501        -85.228

15-21       8.290    0.77  8.290    0.77  8.290    0.77  3.364    0.77 -13.666   0.77 -35.496   0.79 -59.620   0.84 -85.337   0.92
15-21+      8.160          8.160          8.160          3.234         -13.795        -35.622        -59.740        -85.446
15-22       8.030          8.030          8.030          3.104         -13.924        -35.748        -59.859        -85.555
15-22+      7.900          7.900          7.900          2.975         -14.053        -35.873        -59.977        -85.663
15-23       7.771          7.771          7.771          2.846         -14.181        -35.999        -60.096        -85.771

15-23+      7.642    0.77  7.642    0.77  7.642    0.77  2.717    0.77 -14.310   0.78 -36.124   0.80 -60.214   0.84 -85.879   0.92
15-24       7.513          7.513          7.513          2.588         -14.438        -36.248        -60.332        -85.987
15-24+      7.384          7.384          7.384          2.459         -14.565        -36.373        -60.450        -86.094
15-25       7.256          7.256          7.256          2.331         -14.693        -36.497        -60.567        -86.202
15-25+      7.128          7.128          7.128          2.203         -14.820        -36.621        -60.685        -86.309

15-26       7.000    0.77  7.000    0.77  7.000    0.77  2.075    0.77 -14.947   0.78 -36.744   0.80 -60.802   0.85 -86.416   0.93
15-26+      6.872          6.872          6.872          1.948         -15.073        -36.868        -60.919        -86.522
15-27       6.745          6.745          6.745          1.820         -15.200        -36.991        -61.035        -86.629
15-27+      6.618          6.618          6.618          1.693         -15.326        -37.114        -61.151        -86.735
15-28       6.491          6.491          6.491          1.566         -15.452        -37.237        -61.268        -86.841

15-28+      6.364    0.78  6.364    0.78  6.364    0.78  1.440    0.78 -15.578   0.78 -37.359   0.80 -61.383   0.85 -86.946   0.93
15-29       6.238          6.238          6.238          1.313         -15.703        -37.481        -61.499        -87.052
15-29+      6.112          6.112          6.112          1.187         -15.828        -37.603        -61.614        -87.157
15-30       5.986          5.986          5.986          1.061         -15.953        -37.725        -61.730        -87.262
15-30+      5.860          5.860          5.860          0.936         -16.078        -37.847        -61.844        -87.367

15-31       5.735    0.78  5.735    0.78  5.735    0.78  0.810    0.78 -16.203   0.79 -37.968   0.81 -61.959   0.85 -87.472   0.94
15-31+      5.609          5.609          5.609          0.685         -16.327        -38.089        -62.074        -87.576
16-00       5.484          5.484          5.484          0.560         -16.451        -38.210        -62.188        -87.680
16-00+      5.360          5.360          5.360          0.436         -16.575        -38.330        -62.302        -87.784
16-01       5.235          5.235          5.235          0.311         -16.698        -38.450        -62.416        -87.888
-------------------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
Average Life     1.542          1.542          1.542         1.482           1.306           1.128          0.972         0.833
First Pay      08/15/02       08/15/02       08/15/02      06/15/02        04/15/02        02/15/02       12/15/01       11/15/01
Last Pay       08/15/02       08/15/02       08/15/02      08/15/02        07/15/02        05/15/02       02/15/02       01/15/02
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

Treasury
Benchmarks     1YR     2YR     3YR     4YR     5YR     7YR     10YR    30YR
----------     ---     ---     ---     ---     ---     ---     ----    ----
   Yield     7.0960  6.6880  6.6440  6.6000  6.5560  6.4668   6.3330  5.9620
   Coupon            6.3750                  5.8750           6.5000  6.2500

Note:

All yields and durations are based on Monthly payments of interest with an interest free delay of 0 days. Duration and Average Life are stated in years reflecting a 01/31/01 settlement date.
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

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